Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”) dated November 3, 2004 is made by and among TRIUMPH GROUP, INC., a Delaware corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the “Administrative Agent”), BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Syndication Agent”), CITIZENS BANK, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the “Documentation Agent”), and FLEET NATIONAL BANK in its capacity as co-agent for the Banks under such agreement (hereinafter referred to in such capacity as the “Co-Agent” and PNC BANK, NATIONAL ASSOCIATION; CITIZENS BANK; BANK OF AMERICA, N.A.; MANUFACTURERS AND TRADERS TRUST COMPANY; NATIONAL CITY BANK; FLEET NATIONAL BANK; DEUTSCHE BANK TRUST COMPANY AMERICAS; KEYBANK NATIONAL ASSOCIATION and FARMERS FIRST BANK as the Banks; and PNC CAPITAL MARKETS, INC. and BANK OF AMERICA SECURITIES, INC.  as Lead Arrangers.

Reference is made to the Amended and Restated Credit Agreement dated October 16, 2000 by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-Agent, as amended pursuant to a First Amendment to Loan Documents dated February 12, 2002, a Second Amendment to Loan Documents dated November 21, 2002, a Third Amendment to Loan Documents dated November 21, 2002 (with an effective date of December 2, 2002), and a Fourth Amendment to Credit Agreement dated April 21, 2004 (as so amended, the “Agreement”).  (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

The Borrower intends to sell certain assets of Triumph Engineered Solutions, Inc. pursuant to Section 7.2.7(v) of the Credit Agreement and wind down operations of certain other Subsidiaries.

The Borrower, the Banks and the Agents have agreed that the Agreement be amended as provided herein, effective as of the date hereof.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                                       Amendments to Agreement.

(a)                                  Definitions (Section 1.1).

The following defined term contained in Section 1.1 is hereby amended and restated to read as set forth below:

“Consolidated EBITDA shall mean for any period of determination, Consolidated Net Income (before extraordinary items) for such period plus (i) the amount of income tax expense, interest expense, depreciation and amortization expense deducted from earnings in determining such Consolidated Net Income, (ii) for any period of determination that includes the quarter ending December 31, 2003 (including the computation made in connection with the acquisition of Rolls Royce Gear Systems, Inc.) nonrecurring non-cash charges resulting from the evaluation by the Borrower and certain of its Subsidiaries of current and future opportunities with the industrial gas turbine industry incurred in such quarter ending December 31, 2003 and deducted from earnings in determining such Consolidated Net Income to the extent that the amount of such charges do not exceed $8,000,000, (iii) the Permitted Non-Recurring Expense Adjustment (if such period of determination includes the fiscal quarter ending March 31, 2004, June 30, 2004, September 30, 2004 or December 31, 2004), (iv) nonrecurring non-cash charges resulting from the sale of TriWestern Metals Company to the extent that the amount of such charges do not exceed $10,000,000 and to the extent such charges are taken on or prior to December 31, 2006, (v) nonrecurring charges resulting from the shutdown or divestiture of the operations of Triumph Engineered Solutions, Inc., Triumph Turbine Services, Inc. and Triumph Air Repair (Europe) Limited to the extent that (a) the aggregate amount of such charges (both cash and noncash) do not exceed $6,000,000 and (b) the cash charges of such amount do not exceed $3,000,000, and, in each case, to the extent such charges are taken on or prior to March 31, 2005.”

The last sentence contained in the definition of “Security Event” (which currently reads: “A Security Event under clause (2) above shall be deemed to exist for purposes of such clause (2) until the “Security Event” terminates under the Senior Note documents.”) is hereby amended and restated to read as follows:

“A Security Event under clause (2) above shall be deemed to continue to exist for purposes of such clause (2) until waived in writing by all of the Banks, whether or not the “Security Event” (as defined in the Note Purchase Agreement) has been waived by any holders of the Senior Notes or otherwise has terminated under the Senior Note documents; provided that a Security Event under such clause (2) above shall be deemed to terminate hereunder (automatically and without the requirement of a waiver thereof by the Banks) if such “Security Event” terminates under the second paragraph of the definition of “Security Event” under the Note Purchase Agreement (which provides in part that a “Security Event” thereunder shall terminate at such time as the Leverage Ratio (as defined thereunder) “shall have been less than 3.00 to 1.00 at all times for a period of two full consecutive fiscal quarters of the Company” and at such time as the other conditions are met as set forth in clauses (w) through (z) thereof) without giving effect to any waivers under, or amendments to, the Note Purchase Agreement arising after the effective date of the Fifth Amendment to this Agreement (unless such waiver or amendment shall have been approved by all of the Banks).

(b)                                 Incorporation by Reference of Covenants in the Note Purchase Agreements (New Section 7.2.22).

A new Section 7.2.22 is hereby added to the Credit Agreement to follow immediately after Section 7.21 and to read as follows:

“7.2.22            Incorporation by Reference of Covenants in the Note Purchase Agreements (New Section 7.2.22).

(a)                                  Incorporation by Reference

Reference is made to the Note Purchase Agreements, each dated as of November 21, 2002 pursuant to which the Senior Notes were issued, as previously amended by Amendment No. 1 to Note Purchase Agreement dated as of April 21, 2004 and Amendment No. 2 to Note Purchase Agreement dated as of October 28, 2004 and as hereafter amended (the “Note Purchase Agreements”).  The text of the following sections listed in the grid below contained in the Note Purchase Agreement is hereby incorporated by reference in this Section 7.2.22 of this Agreement.  All capitalized terms used directly or indirectly in the Incorporated Covenants and defined in the Note Purchase Agreement are hereby incorporated by reference in this Agreement for the sole purpose of this Section 7.2.22 for the purpose of giving the same meaning to the Incorporated Covenants herein as are given to such Incorporated Covenants in the Note Purchase Agreements (the text of the three sections listed in the grid below, together with all such capitalized terms and other terms that bear on the meaning of such text, shall be referred to collectively as the “Incorporated Covenants”).  The Incorporated Covenants shall cease to be incorporated into Section 7.2.22 of this Agreement upon the Borrower providing appropriate evidence to the Administrative Agent that the Senior Notes have been indefeasibly paid in full and each of the Senior Notes and the Note Purchase Agreement has been terminated.

Section (of the Note Purchase Agreements)	Title
10.5	Fixed Charges Coverages Ratio
10.6	Leverage Ratio
10.11	Minimum EBITDA

(b)                                 Waivers of, or Amendments to, Incorporated Covenants.

In the event of any waiver of any Incorporated Covenant by the parties to the Note Purchase Agreement after the effective date of the Fifth Amendment to this Agreement (the “Fifth Amendment Effective Date”) hereof, such waiver shall not be effective as a waiver of such Incorporated Covenant hereunder.  In the event of any amendment, modification or other change to any Incorporated Covenant in Note Purchase Agreement (including any amendment, modification or change that has a direct or an indirect effect of changing an Incorporated Covenant) (collectively a “Note Purchase Agreement Amendment”):

(1)                                  the Borrower shall deliver written notice of such Note Purchase Agreement Amendment to the Administrative Agent and the Banks within three (3) Business Days after the effective date thereof,

(2)                                  such Note Purchase Agreement Amendment shall not be effective hereunder and shall not apply to the provisions incorporated by reference herein unless the Administrative Agent or the Required Banks shall in their sole discretion elect to incorporate by reference the changes made by the Note Purchase Agreement Amendment into this Section 7.2.22 of this Agreement by written notice to the Borrower.

(c)                                  Reporting of Compliance Under the Incorporated Covenants.

The Borrower shall deliver to the Administrative Agent and the Banks, simultaneously with its delivery to the holders of the Notes or other persons under the Note Purchase Agreement, copies of each certificate of a Senior Financial Officer delivered to such holder pursuant to 7.2 of the Note Purchase Agreement and any other notices delivered to any holder of a Note evidencing or addressing compliance (or failures of compliance) by the Borrower with the Incorporated Covenants.

(c)                                  Release of Collateral or Guarantor (Section 10.1.4).

Section 10.1.4 is hereby amended and restated in its entirety to read as follows:

“10.1.4                                                            Release of Collateral or Guarantor.

Except for sales of assets permitted by Section 7.2.7 [Disposition of Assets or Subsidiaries], release any Guarantor from its Obligations under the Guaranty and Suretyship Agreement and (i) if no Security Event exists or is continuing, release all or substantially all of the assets of the Borrower or any Guarantor or (ii) if a Security Event exists and is continuing, release any Collateral consisting of capital stock or other ownership interests of the Borrower or any Guarantor, or Subsidiary of the Borrower or Guarantor, or assets of the Borrower or any Guarantor which are Collateral, or release any other assets which are not Collateral if such assets consist of all or substantially all of the assets of the Borrower or any Guarantor.  Notwithstanding the foregoing, (i) the Banks hereby authorize the Administrative Agent to release its Liens on any Collateral sold pursuant to a sale that is permitted by Section 7.2.7 and to the extent such sale includes all of the stock of a Guarantor, the Administrative Agent is authorized to release the Guarantor from its Guaranty and Suretyship Agreement and other applicable Loan Documents and (ii) the parties acknowledge that any assets sold pursuant to Section 7.2.7 are sold free and clear of, and the purchaser thereof does not assume any obligations of the seller to the Administrative Agent and the Banks under the Credit Agreement and the Notes and the Administrative Agent is hereby authorized to execute and deliver appropriate documents or instruments evidencing or confirming the foregoing.

2.                                       Effectiveness of Amendment.

(a)     Execution of this Amendment.

This Amendment shall have been executed by the Borrower, each of the Guarantors and each of the Required Banks.

(b)    Amendments to Senior Notes.

The Borrower shall have delivered to the Administrative Agent true and correct copies of the amendments to the Senior Notes and related documents made on or before the date hereof.  Such amendments shall be acceptable to the Administrative Agent.

(c)     Payment of Fees.

The Borrower shall have paid or caused to be paid to the Administrative Agent for the account of each of the Banks (i) a fee equal to .05% of the Commitment and (ii) expenses for which the Administrative Agent and the Banks are entitled to be reimbursed.

3.                                       Miscellaneous.

(a)     All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment and are hereby ratified and confirmed.

(b)    This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

(c)     The Borrower shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Amendment.

(d)    Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Administrative Agent and their respective successors and assigns.

(e)     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

(f)       The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

(g)    The Borrower represents and warrants that there exists no Event of Default or Potential Default.

[SIGNATURE PAGE 1 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:	TRIUMPH GROUP, INC.

By:	/s/ John B. Wright, II	By:	/s/ John R. Bartholdson	(SEAL)
Name:	John B. Wright, II	Name:	John R. Bartholdson
Title:	Vice President, General Counsel and Secretary	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

[SIGNATURE PAGE 2 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:	/s/ Frank A. Pugliese
Name:	Frank A. Pugliese
Title:	Vice President

[SIGNATURE PAGE 3 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Syndication Agent

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

FLEET NATIONAL BANK, a Bank of America Company, Assignor

By:	/s/ Mary K. Giermek
Name:	Mary K. Giermek
Title:	Senior Vice President

[SIGNATURE PAGE 4 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK, individually and as
Documentation Agent

By:	/s/ Timothy A. Merriman
Name:	Timothy A. Merriman
Title:	Vice President

[SIGNATURE PAGE 5 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:	/s/ Joshua C. Becker
Name:	Joshua C. Becker
Title:	Assistant Vice President

[SIGNATURE PAGE 6 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK

By:	/s/ Thomas J. McDonnell
Name:	Thomas J. McDonnell
Title:	Senior Vice President

[SIGNATURE PAGE 7 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

FARMERS FIRST BANK

By:	/s/ Lawrence M. Roskos
Name:	Lawrence M. Roskos
Title:	Asst. Vice President

[SIGNATURE PAGE 8 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY
AMERICAS

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

[SIGNATURE PAGE 9 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Ronald Gale
Name:	Ronald Gale
Title:	Senior Vice President

[SIGNATURE PAGE 10 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

ACCEPTED AND AGREED BY
GUARANTORS AS FOLLOWS:

ACR INDUSTRIES, INC.

By:	/s/ John R. Bartholdson	SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

AEROSPACE TECHNOLOGIES, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

TRIUMPH AIRBORNE STRUCTURES, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

CBA ACQUISITION, LLC

By:	/s/ John R. Bartholdson	(SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

CBA MARINE SAS

By:	/s/ John R. Bartholdson	(SEAL)
Name:	John R. Bartholdson
Title:	Director

[SIGNATURE PAGE 11 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

CHEM-FAB CORPORATION

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

CONSTRUCTIONS BREVETEES D’ALFORTVILLE SAS

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Director

DV INDUSTRIES, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

EFS AEROSPACE, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

FRISBY AEROSPACE, LLC
(formerly Frisby Aerospace, Inc.)

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

[SIGNATURE PAGE 12 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

HTD AEROSPACE, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

HYDRO-MILL CO.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

LEE AEROSPACE, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

MGP HOLDINGS SAS

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Director

NU-TECH BRANDS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: President and Treasurer

NU-TECH INDUSTRIES, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

[SIGNATURE PAGE 13 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

RALEE ENGINEERING CO.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

THE TRIUMPH GROUP OPERATIONS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH AIR REPAIR (EUROPE) LIMITED

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Director

TRIUMPH BRANDS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: President and Treasurer

TRIUMPH COMPONENTS - SAN DIEGO, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

[SIGNATURE PAGE 14 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

TRIUMPH COMPOSITE SYSTEMS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH CONTROLS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH CONTROLS (EUROPE) SAS

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Director

TRIUMPH ENGINEERED SOLUTIONS, INC.
(formerly Stolper-Fabralloy Company and Triumph Components - Arizona, Inc. and successor by merger to Advanced Materials Technologies, Inc. and Triumph Precision, Inc.)

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH GEAR SYSTEMS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH GROUP ACQUISITION CORP.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: President and Treasurer

[SIGNATURE PAGE 15 OF 15 TO THE
FIFTH AMENDMENT TO CREDIT AGREEMENT]

TRIUMPH GROUP ACQUISITION HOLDINGS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH/JDC COMPANY

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH PRECISION CASTINGS CO.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH THERMAL SYSTEMS, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer

TRIUMPH TURBINE SERVICES, INC.

By:	/s/ John R. Bartholdson	(SEAL)
Name: John R. Bartholdson
Title: Vice President and Treasurer